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                                    EXHIBIT 21

                              LIST OF SUBSIDIARIES

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    COMPANY                                                                     JURISDICTION

Poland Communications, Inc.                                                     New York

Poland Cablevision (Netherlands) B.V.                                           Netherlands

Czestochowska TK Sp. z o.o.                                                     Poland (in liquidation)

ETV Sp. z o.o.                                                                  Poland

Gosat-Service Sp. z o.o.                                                        Poland

Kolor-Sat Sp. z o.o.                                                            Poland

Mazurska Telewizja Kablowa Sp. z o.o.                                           Poland

Opolskie TTT S.A.                                                               Poland

Polska Telewizja Kablowa Krakow S.A.                                            Poland

Polska Telewizja Kablowa Lublin S.A.                                            Poland

Polska Telewizja Kablowa Operator Sp. z o.o.                                    Poland

Polska Telewizja Kablowa S.A.                                                   Poland

Polska Telewizja Kablowa Szczecin Sp. z o.o.                                    Poland

Polska Telewizja Kablowa Warszawa S.A.                                          Poland

Poltelkab Sp. z o.o.                                                            Poland

Szczecinska Telewizja Kablowa Sp. z o.o.                                        Poland

Telkat Sp. z o.o.                                                               Poland

TV Kabel Sp. z o.o.                                                             Poland

TV-SAT Ursus Sp. z o.o.                                                         Poland (in liquidation)

Otwocka Telewizja Kablowa Sp. z o.o.                                            Poland (in liquidation)

Synergy Investment Sp z o.o.                                                    Poland

KTK Sp. z o.o.                                                                  Poland
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